The Brink’s Company Third Quarter 2014 Earnings Call NYSE: BCO October 30, 2014 EXHIBIT 99.2

Forward-Looking Statements and Non-GAAP Results These materials contain forward-looking statements. Actual results could differ materially from projected or estimated results. Information regarding factors that could cause such differences is available in today's release and in The Brink’s Company’s most recent SEC filings.   Information discussed today is representative as of today only and Brink's assumes no obligation to update any forward-looking statements. These materials are copyrighted and may not be used without written permission from Brink's. Today’s presentation is focused primarily on non-GAAP results. Detailed reconciliations of non-GAAP to GAAP results are provided in the appendix beginning on page 18 and on pages 14 – 18 of today’s release and in our SEC filings. *

The Brink’s Company Third Quarter 2014 Earnings Call NYSE: BCO October 30, 2014

CEO Overview * Third-Quarter Non-GAAP Results EPS $.19 vs $.69 Segment profit down $44 million $32 million organic decline– primarily Venezuela, Mexico and Brazil includes $10 million theft loss allocated across all regions $12 million negative currency (primarily Venezuela) Relatively flat profit from all other regions Non-GAAP Outlook 2014 margin guidance reduced Segment margin 5.5% - 6.0% Revenue $3.7 billion 2015 targets Segment margin 6.5% - 7% Revenue $3.8 billion 2016 targets unchanged Segment margin 8% $290 to $330 million segment operating profit $2.50 - $3.00 EPS Note: See reconciliation to GAAP results and other information in appendix

* Recent Events Netherlands Restructuring Loss of major customer $16 million charge ($.24 per share) Charge excluded from non-GAAP results Peru Divestiture 36% equity stake sold for $60 million $44 million gain ($.45 per share) Gain excluded from non-GAAP results

* 3Q14 Non-GAAP Results ($ millions, except EPS) Note: See reconciliation to GAAP results in appendix Revenue Segment Operating Profit EPS

* Non-GAAP EPS: 3Q13 Versus 3Q14 Segment Operating Profit Non-Segment Expense Non-Controlling Interest Tax Rate/Diluted Shares 3Q13 Note: See reconciliation to GAAP results in appendix $(0.05) Venezuela $0.12 Venezuela 3Q14 ($0.28) Venezuela ($0.13) Chile Theft Loss ($0.12) Other ($0.03) Foreign Currency ex. Venezuela

* Non-GAAP Cash Flow, Capital Investment and Net Debt ($ millions) See reconciliation to GAAP results in appendix Capital Expenditures and Capital Leases Net Debt (a) Non-GAAP CFOA(a) Excluding pension payments: $126 $143

Reinvestment Ratio ($ millions, except ratio) * Capex Spend

* Estimated Cash Payments to Primary U.S. Pension & UMWA Prepaid 2015 and 2016 pension payments totaling $61 million in 3Q 14 Accelerates de-risking of invested asset allocation Reduces PBGC premiums (current borrowing costs are lower than PBGC premiums) Lump-sum pension payment offered to eligible former employees Non-cash GAAP charge expected in 4Q 14 based on number of participants and actuarial assumptions No cash payments to UMWA expected until 2033 Payments to Primary U.S. Pension Payments to UMWA through

* 2014 Guidance Reduced Segment margin 5.5% - 6% Revenue $3.7 billion 2015 Targets Segment margin 6.5% - 7% Revenue $3.8 billion 2016 Targets Unchanged Segment margin 8% $290 to $330 million segment operating profit $2.50 - $3.00 EPS Non-GAAP Revenue and Margin Outlook 2014 - 2016 Note: See appendix for reconciliation to GAAP

* Brink’s Total Segment Margin Outlook (Non-GAAP) Note: See appendix for reconciliation to GAAP

* Profit Improvement Initiatives Centralization Reduce number of IT data centers Finance shared services Other administrative functions Fix U.S. & Mexico Improve branch performance Reduce SG&A Route logistics Field force automation One-man crews Procurement Global fleet & equipment tenders Vehicle redesign & maintenance Reduce travel costs

* North America Segment Margin Outlook (Non-GAAP) (excluding Global Payments) Note: See appendix for reconciliation to GAAP

* Mexico Segment Margin History and Outlook (Non-GAAP) Note: See reconciliation to GAAP in appendix

* Non-GAAP 2016 Targets (a) 2013 Non-GAAP results adjusted for Venezuelan results at 50 bolivars per U.S. dollar. See appendix for reconciliations to GAAP and other information. Includes all regional/corporate allocated costs 2016 Target Margin / Potential EPS Growth(a) 2016 Target Margin / Potential EPS Growth(a) 2016 Target Margin / Potential EPS Growth(a) 2016 Target Margin / Potential EPS Growth(a) Segment Op Profit EPS 2013 Actual 2013 Actual $210 $1.52 U.S. at 6% Margin U.S. at 6% Margin $30 $0.34 Mexico at 10% Margin Mexico at 10% Margin $22 $0.26 Rest of World +1% Margin Rest of World +1% Margin $28 $0.38 2016 Target 8% Margin 2016 Target 8% Margin ~$290 ~$2.50 Add 5% annual organic revenue growth ‘14 – ’16 Add 5% annual organic revenue growth ‘14 – ’16 ~$40 ~$0.50 Potential 2016 $290 - $330 $290 - $330 $2.50 - $3.00 $13 Op Profit 1.8% Margin $23 Op Profit 5.0% Margin $174 Op Profit 7.3% Margin (b) ($ millions, except where noted) 2013 Adjusted Non-GAAP Results (a) $3.6 Billion Revenue $210 Op Profit 5.9% Margin Revenue

2016 Targets * 2016 Non-GAAP Targets (a) 8% segment margin $290 - $330 million segment profit $2.50 - $3.00 EPS How We Get There Fix U.S. and Mexico Rest of world margin +1.0% point Organic revenue growth 5% Operational excellence Global procurement Centralization (a) See appendix for information regarding reconciling to GAAP

* Appendix

Non-GAAP Reconciliations - 1Q2014

		GAAP Basis	Expenses Related to Currency Devaluation in Venezuela (a)	Gains/Losses on Acquisitions and Dispositions (b)	Employee Benefit Settlement Losses (c)	U.S. Retirement Plans (d)	Share-based Compensation Adjustment (e)	Adjust Income Tax Rate (f)	Non-GAAP Basis	Adjust Venezuela to 50 Bolivars to the U.S. Dollar (g)	Adjusted Non-GAAP Basis (h)
						First Quarter 2014					
Revenues:											
Latin America	$	438.4	-	-	-	-	-	-	438.4	(113.1)	325.3
EMEA		298.0	-	-	-	-	-	-	298.0	-	298.0
North America		220.1	-	-	-	-	-	-	220.1	-	220.1
Asia Pacific		35.1	-	-	-	-	-	-	35.1	-	35.1
Revenues	$	991.6	-	-	-	-	-	-	991.6	(113.1)	878.5
Operating profit:											
Latin America	$	(74.8)	123.3	(1.2)	0.9	-	-	-	48.2	(28.9)	19.3
EMEA		14.8	-	-	-	-	-	-	14.8	-	14.8
North America		1.1	-	-	-	1.2	-	-	2.3	-	2.3
Asia Pacific		4.4	-	-	-	-	-	-	4.4	-	4.4
Segment operating profit		(54.5)	123.3	(1.2)	0.9	1.2	-	-	69.7	(28.9)	40.8
Non-segment		(18.0)	-	-	-	4.8	-	-	(13.2)	-	(13.2)
Operating profit	$	(72.5)	123.3	(1.2)	0.9	6.0	-	-	56.5	(28.9)	27.6
Amounts attributable to Brink's:											
Income from continuing operations	$	(58.4)	74.9	(1.2)	0.6	3.8	-	0.8	20.5	(10.8)	9.7
Diluted EPS - continuing operations		(1.19)	1.53	(0.02)	0.01	0.08	-	0.02	0.42	(0.22)	0.20

Amounts may not add due to rounding. See page 23 for notes.

19

Non-GAAP Reconciliations - 2Q2014

		GAAP Basis	Expenses Related to Currency Devaluation in Venezuela (a)	Gains/Losses on Acquisitions and Dispositions (b)	Employee Benefit Settlement Losses (c)	U.S. Retirement Plans (d)	Share-based Compensation Adjustment (e)	Adjust Income Tax Rate (f)	Non-GAAP Basis	Adjust Venezuela to 50 Bolivars to the U.S. Dollar (g)	Adjusted Non-GAAP Basis (h)
						Second Quarter 2014					
Revenues:											
Latin America	$	336.5	-	-	-	-	-	-	336.5	-	336.5
EMEA		302.9	-	-	-	-	-	-	302.9	-	302.9
North America		225.7	-	-	-	-	-	-	225.7	-	225.7
Asia Pacific		36.4	-	-	-	-	-	-	36.4	-	36.4
Revenues	$	901.5	-	-	-	-	-	-	901.5	-	901.5
Operating profit:											
Latin America	$	(1.5)	9.8	(0.6)	0.9	-	0.6	-	9.2	-	9.2
EMEA		17.3	-	-	-	-	0.5	-	17.8	-	17.8
North America		5.7	-	-	-	0.8	0.3	-	6.8	-	6.8
Asia Pacific		4.6	-	-	-	-	0.1	-	4.7	-	4.7
Segment operating profit		26.1	9.8	(0.6)	0.9	0.8	1.5	-	38.5	-	38.5
Non-segment		(15.4)	-	-	-	2.8	2.7	-	(9.9)	-	(9.9)
Operating profit	$	10.7	9.8	(0.6)	0.9	3.6	4.2	-	28.6	-	28.6
Amounts attributable to Brink's:											
Income from continuing operations	$	2.3	6.0	(0.6)	0.8	2.3	3.4	(2.0)	12.2	(0.7)	11.5
Diluted EPS - continuing operations		0.05	0.12	(0.02)	0.02	0.05	0.07	(0.04)	0.25	(0.01)	0.23

Amounts may not add due to rounding. See page 23 for notes.

20

Non-GAAP Reconciliations - 3Q2014

		GAAP Basis	Expenses Related to Currency Devaluation in Venezuela (a)	Gains/Losses on Acquisitions and Dispositions (b)	Employee Benefit Settlement Losses (c)	U.S. Retirement Plans (d)	Share-based Compensation Adjustment (e)	Adjust Income Tax Rate (f)	Non-GAAP Basis	Adjust Venezuela to 50 Bolivars to the U.S. Dollar (g)	Adjusted Non-GAAP Basis (h)
						Third Quarter 2014					
Revenues:											
Latin America	$	343.2	-	-	-	-	-	-	343.2	-	343.2
EMEA		303.5	-	-	-	-	-	-	303.5	-	303.5
North America		227.9	-	-	-	-	-	-	227.9	-	227.9
Asia Pacific		38.5	-	-	-	-	-	-	38.5	-	38.5
Revenues	$	913.1	-	-	-	-	-	-	913.1	-	913.1
Operating profit:											
Latin America	$	(5.1)	4.8	(1.6)	2.4	-	(0.3)	-	0.2	-	0.2
EMEA		15.6	-	15.6	-	-	(0.2)	-	31.0	-	31.0
North America		1.5	-	-	-	0.8	(0.1)	-	2.2	-	2.2
Asia Pacific		5.0	-	-	-	-	-	-	5.0	-	5.0
Segment operating profit		17.0	4.8	14.0	2.4	0.8	(0.6)	-	38.4	-	38.4
Non-segment		30.5	-	(44.9)	-	2.9	(1.2)	-	(12.7)	-	(12.7)
Operating profit	$	47.5	4.8	(30.9)	2.4	3.7	(1.8)	-	25.7	-	25.7
Amounts attributable to Brink's:											
Income from continuing operations	$	18.7	2.9	(12.0)	1.8	2.3	(1.3)	(2.8)	9.6	(0.7)	8.9
Diluted EPS - continuing operations		0.38	0.06	(0.25)	0.04	0.05	(0.03)	(0.06)	0.19	(0.01)	0.18

Amounts may not add due to rounding. See page 23 for notes.

21

Non-GAAP Reconciliations - First 9 Months 2014

	GAAP Basis	Expenses Related to Currency Devaluation in Venezuela (a)	Gains/Losses on Acquisitions and Dispositions (b)	Employee Benefit Settlement Losses (c)	U.S. Retirement Plans (d)	Share-based Compensation Adjustment (e)	Adjust Income Tax Rate (f)	Non-GAAP Basis	Adjust Venezuela to 50 Bolivars to the U.S. Dollar (g)	Adjusted Non-GAAP Basis (h)
					Nine Months 2014					
Revenues:										
Latin America	$ 1,118.1	-	-	-	-	-	-	1,118.1	(113.1)	1,005.0
EMEA	904.4	-	-	-	-	-	-	904.4	-	904.4
North America	673.7	-	-	-	-	-	-	673.7	-	673.7
Asia Pacific	110.0	-	-	-	-	-	-	110.0	-	110.0
Revenues	$ 2,806.2	-	-	-	-	-	-	2,806.2	(113.1)	2,693.1
Operating profit:										
Latin America	$ (81.4)	137.9	(3.4)	4.2	-	0.3	-	57.6	(28.9)	28.7
EMEA	47.7	-	15.6	-	-	0.3	-	63.6	-	63.6
North America	8.3	-	-	-	2.8	0.2	-	11.3	-	11.3
Asia Pacific	14.0	-	-	-	-	0.1	-	14.1	-	14.1
Segment operating profit	(11.4)	137.9	12.2	4.2	2.8	0.9	-	146.6	(28.9)	117.7
Non-segment	(2.9)	-	(44.9)	-	10.5	1.5	-	(35.8)	-	(35.8)
Operating profit	$ (14.3)	137.9	(32.7)	4.2	13.3	2.4	-	110.8	(28.9)	81.9
Amounts attributable to Brink's:										
Income from continuing operations	$ (37.4)	83.8	(13.8)	3.2	8.4	2.1	(4.0)	42.3	(12.2)	30.1
Diluted EPS - continuing operations	(0.76)	1.71	(0.28)	0.07	0.17	0.04	(0.08)	0.86	(0.25)	0.61

Amounts may not add due to rounding. See page 23 for notes.

22

Non-GAAP Reconciliations – 2014 Notes

a) To eliminate the effects of the March 2014 currency devaluation in Venezuela as described in (g) below. Expenses eliminated from Non-GAAP results include first-quarter currency exchange losses totaling $122 million related to remeasured net monetary assets and $16 million in year-to-date expenses related to nonmonetary assets. Nonmonetary assets were not remeasured to a lower basis when the currency devalued. Instead, under highly inflationary accounting rules, these assets retained their higher historical bases, which excess is recognized in earnings as the asset is consumed.

b) To eliminate
   - $44.9 million in third-quarter divestiture gains primarily related to the sale of our equity investment in a CIT business in Peru.
   - $15.6 million in third-quarter charges related to the planned restructuring of our business in the Netherlands.
   - $3.8 million in equity earnings ($1.2 million in the first quarter, $1.3 million in the second quarter and $1.3 million in the third quarter) from our former investment in a CIT business in Peru.
   - a $0.7 million adjustment in the third quarter related to the decrease in a loss contingency assumed in the 2010 Mexico acquisition.
   - $1.1 million in restructuring charges ($0.7 million in the second quarter and $0.4 million in the third quarter) related to Latin American operations that are expected to be shut down within the next 12 months.

c) To eliminate employee benefit settlement losses in Mexico.

d) To eliminate expenses related to U.S. retirement plans.

e) To eliminate an accounting adjustment related to share-based compensation ($4.2 million expense in the second quarter and a $1.8 million benefit in the third quarter). The accounting adjustment revises the accounting for share-based compensation from fixed to variable fair value accounting as defined in ASC Topic 718, *Stock Compensation*.

f) To adjust effective income tax rate in the interim period to be equal to the midpoint of the estimated range of the full-year Non-GAAP effective income tax rate. The midpoint of the estimated range of the full-year Non-GAAP effective tax rate for 2014 is 38%.

g) Effective March 24, 2014, Brink's began remeasuring its Venezuelan operating results using currency exchange rates reported under a newly established currency exchange process in Venezuela (the "SICAD II process"). The rate published for this process has averaged approximately 50 since opening on March 24, 2014. This adjustment reflects a hypothetical remeasurement of Brink's Venezuela's first quarter 2014 revenue and operating results using a rate of 50 bolivars to the U.S. dollar, which approximates the rate observed in the new SICAD II process in March 2014.

h) Adjusted Non-GAAP results are equal to Non-GAAP results further adjusted for Venezuelan results at 50 bolivars per U.S. dollar.

Amounts may not add due to rounding.

23

Non-GAAP Reconciliations - 1Q2013

		GAAP Basis	Gains/Losses on Acquisitions and Dispositions (a)	Expenses Related to Currency Devaluation in Venezuela (b)	Employee Benefit Settlement Losses (c)	U.S. Retirement Plans (d)	Adjust Income Tax Rate (e)	Non-GAAP Basis	Adjust Venezuela to 50 Bolivars to the U.S. Dollar (f)	Adjusted Non-GAAP Basis (g)
					First Quarter 2013					
Revenues:										
Latin America	$	412.9	-	-	-	-	-	412.9	(84.5)	328.4
EMEA		277.8	-	-	-	-	-	277.8	-	277.8
North America		223.2	-	-	-	-	-	223.2	-	223.2
Asia Pacific		36.6	-	-	-	-	-	36.6	-	36.6
Revenues	$	950.5	-	-	-	-	-	950.5	(84.5)	866.0
Operating profit:										
Latin America	$	23.4	(1.6)	13.9	0.3	-	-	36.0	(18.0)	18.0
EMEA		8.6	-	-	-	-	-	8.6	-	8.6
North America		(2.0)	-	-	-	2.9	-	0.9	-	0.9
Asia Pacific		4.3	-	-	-	-	-	4.3	-	4.3
Segment operating profit		34.3	(1.6)	13.9	0.3	2.9	-	49.8	(18.0)	31.8
Non-segment		(17.0)	(1.1)	-	-	10.5	-	(7.6)	-	(7.6)
Operating profit	$	17.3	(2.7)	13.9	0.3	13.4	-	42.2	(18.0)	24.2
Amounts attributable to Brink's:										
Income from continuing operations	$	2.9	(2.7)	8.7	0.2	8.2	0.2	17.5	(8.7)	8.8
Diluted EPS - continuing operations		0.06	(0.05)	0.18	-	0.17	-	0.36	(0.18)	0.18

Amounts may not add due to rounding. See page 30 for notes.

24

Non-GAAP Reconciliations - 2Q2013

		GAAP Basis	Gains/Losses on Acquisitions and Dispositions (a)	Expenses Related to Currency Devaluation in Venezuela (b)	Employee Benefit Settlement Losses (c)	U.S. Retirement Plans (d)	Adjust Income Tax Rate (e)	Non-GAAP Basis	Adjust Venezuela to 50 Bolivars to the U.S. Dollar (f)	Adjusted Non-GAAP Basis (g)
					Second Quarter 2013					
Revenues:										
Latin America	$	413.6	-	-	-	-	-	413.6	(83.9)	329.7
EMEA		293.4	-	-	-	-	-	293.4	-	293.4
North America		226.3	-	-	-	-	-	226.3	-	226.3
Asia Pacific		36.6	-	-	-	-	-	36.6	-	36.6
Revenues	$	969.9	-	-	-	-	-	969.9	(83.9)	886.0
Operating profit:										
Latin America	$	24.4	(1.3)	0.2	0.5	-	-	23.8	(8.6)	15.2
EMEA		18.7	-	-	-	-	-	18.7	-	18.7
North America		6.3	-	-	-	2.9	-	9.2	-	9.2
Asia Pacific		5.0	-	-	-	-	-	5.0	-	5.0
Segment operating profit		54.4	(1.3)	0.2	0.5	2.9	-	56.7	(8.6)	48.1
Non-segment		(21.6)	-	-	-	10.2	-	(11.4)	-	(11.4)
Operating profit	$	32.8	(1.3)	0.2	0.5	13.1	-	45.3	(8.6)	36.7
Amounts attributable to Brink's:										
Income from continuing operations	$	13.2	(1.3)	0.1	0.4	7.7	1.6	21.7	(5.9)	15.8
Diluted EPS - continuing operations		0.27	(0.03)	-	0.01	0.16	0.03	0.44	(0.12)	0.32

Amounts may not add due to rounding. See page 30 for notes.

25

Non-GAAP Reconciliations - 3Q2013

		GAAP Basis	Gains/Losses on Acquisitions and Dispositions (a)	Expenses Related to Currency Devaluation in Venezuela (b)	Employee Benefit Settlement Losses (c)	U.S. Retirement Plans (d)	Adjust Income Tax Rate (e)	Non-GAAP Basis	Adjust Venezuela to 50 Bolivars to the U.S. Dollar (f)	Adjusted Non-GAAP Basis (g)
					Third Quarter 2013					
Revenues:										
Latin America	$	423.8	-	-	-	-	-	423.8	(100.1)	323.7
EMEA		301.2	-	-	-	-	-	301.2	-	301.2
North America		222.5	-	-	-	-	-	222.5	-	222.5
Asia Pacific		34.9	-	-	-	-	-	34.9	-	34.9
Revenues	$	982.4	-	-	-	-	-	982.4	(100.1)	882.3
Operating profit:										
Latin America	$	42.8	(1.5)	0.2	0.8	-	-	42.3	(20.7)	21.6
EMEA		32.1	-	-	-	-	-	32.1	-	32.1
North America		0.2	-	-	-	2.9	-	3.1	-	3.1
Asia Pacific		4.8	-	-	-	-	-	4.8	-	4.8
Segment operating profit		79.9	(1.5)	0.2	0.8	2.9	-	82.3	(20.7)	61.6
Non-segment		(20.7)	(0.9)	-	-	10.3	-	(11.3)	-	(11.3)
Operating profit	$	59.2	(2.4)	0.2	0.8	13.2	-	71.0	(20.7)	50.3
Amounts attributable to Brink's:										
Income from continuing operations	$	29.8	(2.4)	0.1	0.6	7.7	(1.9)	33.9	(11.6)	22.3
Diluted EPS - continuing operations		0.61	(0.05)	-	0.01	0.16	(0.04)	0.69	(0.24)	0.45

Amounts may not add due to rounding. See page 30 for notes.

26

Non-GAAP Reconciliations - First 9 Months 2013

		GAAP Basis	Gains/Losses on Acquisitions and Dispositions (a)	Expenses Related to Currency Devaluation in Venezuela (b)	Employee Benefit Settlement Losses (c)	U.S. Retirement Plans (d)	Adjust Income Tax Rate (e)	Non-GAAP Basis	Adjust Venezuela to 50 Bolivars to the U.S. Dollar (f)	Adjusted Non-GAAP Basis (g)
					Nine Months 2013					
Revenues:										
Latin America	$	1,250.3	-	-	-	-	-	1,250.3	(268.5)	981.8
EMEA		872.4	-	-	-	-	-	872.4	-	872.4
North America		672.0	-	-	-	-	-	672.0	-	672.0
Asia Pacific		108.1	-	-	-	-	-	108.1	-	108.1
Revenues	$	2,902.8	-	-	-	-	-	2,902.8	(268.5)	2,634.3
Operating profit:										
Latin America	$	90.6	(4.4)	14.3	1.6	-	-	102.1	(47.3)	54.8
EMEA		59.4	-	-	-	-	-	59.4	-	59.4
North America		4.5	-	-	-	8.7	-	13.2	-	13.2
Asia Pacific		14.1	-	-	-	-	-	14.1	-	14.1
Segment operating profit		168.6	(4.4)	14.3	1.6	8.7	-	188.8	(47.3)	141.5
Non-segment		(59.3)	(2.0)	-	-	31.0	-	(30.3)	-	(30.3)
Operating profit	$	109.3	(6.4)	14.3	1.6	39.7	-	158.5	(47.3)	111.2
Amounts attributable to Brink's:										
Income from continuing operations	$	45.9	(6.4)	8.9	1.2	23.6	(0.1)	73.1	(26.2)	46.9
Diluted EPS - continuing operations		0.94	(0.13)	0.18	0.02	0.48	-	1.49	(0.54)	0.96

Amounts may not add due to rounding. See page 30 for notes.

27

Non-GAAP Reconciliations - 4Q2013

		GAAP Basis	Gains/Losses on Acquisitions and Dispositions (a)	Expenses Related to Currency Devaluation in Venezuela (b)	Employee Benefit Settlement Losses (c)	U.S. Retirement Plans (d)	Adjust Income Tax Rate (e)	Non-GAAP Basis	Adjust Venezuela to 50 Bolivars to the U.S. Dollar (f)	Adjusted Non-GAAP Basis (g)
					Fourth Quarter 2013					
Revenues:										
Latin America	$	470.4	-	-	-	-	-	470.4	(123.0)	347.4
EMEA		305.9	-	-	-	-	-	305.9	-	305.9
North America		226.4	-	-	-	-	-	226.4	-	226.4
Asia Pacific		36.7	-	-	-	-	-	36.7	-	36.7
Revenues	$	1,039.4	-	-	-	-	-	1,039.4	(123.0)	916.4
Operating profit:										
Latin America	$	59.3	0.5	0.3	0.9	-	-	61.0	(21.6)	39.4
EMEA		22.1	-	-	-	-	-	22.1	-	22.1
North America		0.2	-	-	-	2.9	-	3.1	-	3.1
Asia Pacific		2.6	0.9	-	-	-	-	3.5	-	3.5
Segment operating profit		84.2	1.4	0.3	0.9	2.9	-	89.7	(21.6)	68.1
Non-segment		(21.8)	(0.8)	-	-	10.3	-	(12.3)	-	(12.3)
Operating profit	$	62.4	0.6	0.3	0.9	13.2	-	77.4	(21.6)	55.8
Amounts attributable to Brink's:										
Income from continuing operations	$	26.0	2.3	0.2	0.6	8.2	0.1	37.4	(9.9)	27.5
Diluted EPS - continuing operations		0.53	0.05	-	0.01	0.17	-	0.76	(0.20)	0.56

Amounts may not add due to rounding. See page 30 for notes.

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Non-GAAP Reconciliations - Full Year 2013

		GAAP Basis	Gains/Losses on Acquisitions and Dispositions (a)	Expenses Related to Currency Devaluation in Venezuela (b)	Employee Benefit Settlement Losses (c)	U.S. Retirement Plans (d)	Adjust Income Tax Rate (e)	Non-GAAP Basis	Adjust Venezuela to 50 Bolivars to the U.S. Dollar (f)	Adjusted Non-GAAP Basis (g)
					Full Year 2013					
Revenues:										
Latin America	$	1,720.7	-	-	-	-	-	1,720.7	(391.5)	1,329.2
EMEA		1,178.3	-	-	-	-	-	1,178.3	-	1,178.3
North America		898.4	-	-	-	-	-	898.4	-	898.4
Asia Pacific		144.8	-	-	-	-	-	144.8	-	144.8
Revenues	$	3,942.2	-	-	-	-	-	3,942.2	(391.5)	3,550.7
Operating profit:										
Latin America	$	149.9	(3.9)	14.6	2.5	-	-	163.1	(68.9)	94.2
EMEA		81.5	-	-	-	-	-	81.5	-	81.5
North America		4.7	-	-	-	11.6	-	16.3	-	16.3
Asia Pacific		16.7	0.9	-	-	-	-	17.6	-	17.6
Segment operating profit		252.8	(3.0)	14.6	2.5	11.6	-	278.5	(68.9)	209.6
Non-segment		(81.1)	(2.8)	-	-	41.3	-	(42.6)	-	(42.6)
Operating profit	$	171.7	(5.8)	14.6	2.5	52.9	-	235.9	(68.9)	167.0
Amounts attributable to Brink's:										
Income from continuing operations	$	71.9	(4.1)	9.1	1.8	31.8	-	110.5	(36.1)	74.4
Diluted EPS - continuing operations		1.47	(0.08)	0.18	0.04	0.65	-	2.26	(0.74)	1.52

Amounts may not add due to rounding. See page 30 for notes.

29

Non-GAAP Reconciliations – 2013 Notes

a) To eliminate
   - $6.1 million in equity earnings ($1.6 million in the first quarter, $1.3 million in the second quarter, $1.5 million in the third quarter, and $1.7 million in the fourth quarter) from our former investment in a CIT business in Peru.
   - a $1.1 million adjustment in the first quarter of 2013 to the amount of gain recognized on a 2010 business acquisition in Mexico as a result of a favorable adjustment to the purchase price received in the first quarter of 2013.
   - $1.7 million of favorable adjustments in the third and fourth quarters of 2013 primarily related to the January 2013 acquisition of Rede Trel in Brazil.
   - $3.1 million in adjustments in the fourth quarter of 2013 related to the increase in a loss contingency assumed in the 2010 Mexico acquisition and the impairment of an intangible asset acquired in the 2009 India acquisition.
   - a $2.6 million unfavorable tax adjustment related to the Belgium disposition.

b) To eliminate the effects of the February 2013 currency devaluation in Venezuela in which the official exchange rate in Venezuela declined 16% from 5.3 to 6.3 bolivars to the U.S. dollar. Expenses eliminated from Non-GAAP results include first quarter currency exchange losses totaling $13.4 million related to remeasured net monetary assets as well as expenses related to nonmonetary assets ($0.5 million in the first quarter, $0.2 million in the second quarter, $0.2 million in the third quarter and $0.3 million in the fourth quarter). Nonmonetary assets were not remeasured to a lower basis when the currency devalued. Instead, under highly inflationary accounting rules, these assets retained their higher historical bases, which excess is recognized in earnings as the asset is consumed.

c) To eliminate employee benefit settlement losses in Mexico.

d) To eliminate expenses related to U.S. retirement plans.

e) To adjust effective income tax rate in the interim period to be equal to the full-year non-GAAP effective income tax rate. The full-year non-GAAP effective tax rate for 2013 was 34.1%.

f) Effective March 24, 2014, Brink's began remeasuring its Venezuelan operating results using currency exchange rates reported under a newly established currency exchange process in Venezuela (the "SICAD II process"). This adjustment reflects a hypothetical remeasurement of Brink's Venezuela's 2013 revenue and operating results using a rate of 50 bolivars to the U.S. dollar, which approximates the rate observed in the new SICAD II process in March 2014. Losses that would have been recognized in 2013 had Brink's used a rate of 50 bolivars to the U.S. dollar to remeasure its net monetary assets have been excluded from this adjustment and the Adjusted Non-GAAP results.

g) Adjusted Non-GAAP results are equal to Non-GAAP results further adjusted for Venezuelan results at 50 bolivars per U.S. dollar.

Amounts may not add due to rounding.

30

* Non-GAAP Reconciliations – Cash Flows   To eliminate the change in the balance of customer obligations related to cash received and processed in certain of our Cash Management Services operations. The title to this cash transfers to us for a short period of time. The cash is generally credited to customers’ accounts the following day and we do not consider it as available for general corporate purposes in the management of our liquidity and capital resources.   Both measures of “Non-GAAP cash flows from operating activities” (before and after U.S pension contributions) are supplemental financial measures that are not required by, or presented in accordance with GAAP. The purpose of these Non-GAAP measures is to report financial information excluding the impact of cash received and processed in certain of our secure Cash Management Service operations, without cash flows from discontinued operations and with and without cash flows related to the primary U.S. pension plan.  We believe these measures are helpful in assessing cash flows from operations, enable period-to-period comparability and are useful in predicting future operating cash flows. These Non-GAAP measures should not be considered as an alternative to cash flows from operating activities determined in accordance with GAAP and should be read in conjunction with our consolidated statements of cash flows. NON-GAAP CASH FLOWS FROM OPERATING ACTIVITIES – RECONCILED TO U.S. GAAP NON-GAAP CASH FLOWS FROM OPERATING ACTIVITIES – RECONCILED TO U.S. GAAP NON-GAAP CASH FLOWS FROM OPERATING ACTIVITIES – RECONCILED TO U.S. GAAP NON-GAAP CASH FLOWS FROM OPERATING ACTIVITIES – RECONCILED TO U.S. GAAP NON-GAAP CASH FLOWS FROM OPERATING ACTIVITIES – RECONCILED TO U.S. GAAP NON-GAAP CASH FLOWS FROM OPERATING ACTIVITIES – RECONCILED TO U.S. GAAP NON-GAAP CASH FLOWS FROM OPERATING ACTIVITIES – RECONCILED TO U.S. GAAP Nine Months Nine Months Nine Months Nine Months Nine Months 2014 2013 Cash flows from operating activities – GAAP Cash flows from operating activities – GAAP $ 72.5 $ 104.4 Decrease (increase) in certain customer obligations(a) Decrease (increase) in certain customer obligations(a) (15.5) 4.9 Cash outflows (inflows) related to discontinued operations Cash outflows (inflows) related to discontinued operations (0.9) 3.6 Cash flows from operating activities – Non-GAAP (reduced by pension contributions) 56.1 112.9 Contributions to primary U.S. pension plan Contributions to primary U.S. pension plan 87.2 13.0 Cash flows from operating activities – Non-GAAP (before pension contributions) $ 143.3 $ 125.9

Non-GAAP Reconciliations – Projected Financial Information

Consolidated Non-GAAP targets for 2016 (including segment margin, segment operating profit, and EPS target) are not reconciled to GAAP counterparts because we are unable to quantify certain amounts that would be required to be included in the GAAP measure without unreasonable effort.

North America Segment Margin Outlook

	2013	2014	2015	2016
Non-GAAP	1.9%	2.5 – 3.5%	4-5%	7%
Pension expense	(1.3)%	0%	0%	0%
GAAP	0.6%	2.5 – 3.5%	4-5%	7%

U.S. Profit Improvement Outlook

	Branch Margin		SG&A		Operating Profit	
	2013	2016	2013	2016	2013	2016
Non-GAAP	$ 112	134	99	87	13	47
Pension expense	(11)	1	1	0	(12)	1
GAAP	$ 101	135	100	87	1	48

Mexico Profit Improvement Outlook

	Branch Margin		SG&A		Operating Profit	
	2013	2016	2013	2016	2013	2016
Non-GAAP	$ 65	86	42	38	23	48
Settlement losses	(2)	(a)	0	(a)	(2)	(a)
Acquisition adjustment	0	n/a	2	n/a	(2)	n/a
GAAP	$ 63	(a)	44	(a)	18	(a)

Mexico Segment Margin History and Outlook

	2010	2011	2012	2013	2014	2015	2016
Non-GAAP	0.0%	2.6%	4.0%	5.0%	2% - 3%	6-8%	10.0%
Settlement losses	(a)	(0.5)%	(0.8)%	(0.6)%	(a)	(a)	(a)
Acquisition adjustments	n/a	0%	0.5%	(0.5)%	(a)	n/a	n/a
GAAP	(a)%	2.1%	3.7%	4.0%	(a)	(a)	(a)

Amounts may not add due to rounding

(a) U.S. GAAP margins for Mexico are not provided for 2010 and 2014 – 2016 because we are unable to quantify settlement losses during these periods without unreasonable effort.

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*   Title to cash received and processed in certain of our secure Cash Management Services operations transfers to us for a short period of time. The cash is generally credited to customers’ accounts the following day and we do not consider it as available for general corporate purposes in the management of our liquidity and capital resources and in our computation of Net Debt.   Net Debt is a supplemental Non-GAAP financial measure that is not required by, or presented in accordance with GAAP. We use Net Debt as a measure of our financial leverage. We believe that investors also may find Net Debt to be helpful in evaluating our financial leverage. Net Debt should not be considered as an alternative to Debt determined in accordance with GAAP and should be reviewed in conjunction with our consolidated balance sheets. Set forth above is a reconciliation of Net Debt, a Non-GAAP financial measure, to Debt, which is the most directly comparable financial measure calculated and reported in accordance with GAAP. Net Debt excluding cash and debt in Venezuelan operations was $331 million at September 30, 2014, and $306 million at December 31, 2013.   Net Debt increased by $100 million primarily due to the adoption of the less favorable SICAD II exchange rate for currency held in Venezuelan bolivars during the first quarter of 2014 and cash contributions made to our primary U.S. pension plan during the first nine months of 2014. See note 1 and note 3 to the consolidated financial statements for more information.   Non-GAAP Reconciliations – Net Debt September 30, December 31, (In millions) (In millions) (In millions) 2014 2013 Debt: Debt: Debt: Short-term Short-term $ 59.4 80.9 Long-term Long-term 434.5 355.1 Total Debt 493.9 436.0 Less: Less: Less: Cash and cash equivalents Cash and cash equivalents 223.0 255.5 Amounts held by Cash Management Services operations(a) Amounts held by Cash Management Services operations(a) (41.2) (31.3) Cash and cash equivalents available for general corporate purposes 181.8 224.2 Net Debt $ 312.1 211.8